                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed S-1 Registration Statement File No. 333-27143, S-4 Registration Statement File No. 333-84197 and S-8 Registration Statement File No. 333-32392.


                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP


Los Angeles, California
March 30, 2000